[ASEF-SOIA-SUPP]
Statement of Additional Information Supplement dated April 20, 2020

The purpose of this supplement is to provide you with changes to the current Statements of Additional Information (“SAI”) for the Funds listed below:

Invesco Dividend Income Fund
Invesco Technology Fund

This supplement amends the SAIs for the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the SAIs and retain it for future reference.
The following information replaces in its entirety the corresponding information for the Funds appearing under the section “Investment Advisory and Other Services – Investment Adviser” in the SAI for Invesco Technology Fund and for Class R5 and Class R6 shares of Invesco Dividend Income Fund:
Invesco also has contractually agreed through at least April 30, 2021 for Invesco Technology Fund and May 31, 2021 for Invesco Dividend Income Fund to waive advisory fees or reimburse expenses to the extent necessary to limit the total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable).  The expense limitations for the following Funds’ shares are as follows:

Fund	Expense Limitation
Invesco Dividend Income Fund Class R5 Shares Class R6 Shares	0.66% 0.61%
Invesco Technology Fund Class A Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	1.22% 1.92% 0.97% 0.97% 0.97% 1.22%

The following information replaces in its entirety the corresponding information for Invesco Dividend Income Fund appearing under the section “Investment Advisory and Other Services – Investment Adviser” in the SAI for Class A, C, R, Y and Investor Class Shares of the Fund:
Invesco also has contractually agreed through at least May 31, 2021 to waive advisory fees or reimburse expenses to the extent necessary to limit the total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable).  The expense limitations for the following Fund’s shares are as follows:

Fund	Expense Limitation
Invesco Dividend Income Fund Class A Shares Class C Shares Class R Shares Class Y Shares Investor Class Shares	1.05% 1.80% 1.30% 0.80% 1.05%